Credit Suisse First Boston

Asset-Backed Securities

ABSC2005-HE7

Home Equity Mortgage Loan Portfolio

Table 1

		Wtd Avg	Total	Percent of	Wtd Avg		Wtd Avg	Wtd Avg	Wtd Avg
FICO	LTV	Current Balance	Current Balance	Current Balance	GWAC	% MI	FICO	DTI	LTV	% Single Family
500 - 524	>65%	125,410.77	5,392,663.27	1.9	9.175	0.00%	514	38.33	72	92.83
525 - 549	>65%	139,499.29	24,830,873.54	8.73	8.379	0.00%	537	36.82	77.45	83.7
550 - 574	>65%	141,509.17	35,094,274.23	12.35	7.857	0.00%	563	38.46	79.23	71.77
575 - 599	>70%	122,968.02	26,807,027.71	9.43	7.568	0.00%	587	41.97	86.68	67.13
600 - 624	>70%	131,908.57	45,904,183.56	16.15	7.654	0.00%	613	40.94	89.33	73.57
625 - 649	>70%	98,668.10	49,630,054.06	17.46	7.837	0.00%	637	41.69	89.68	66.45
650 - 674	>80%	89,733.54	28,625,000.07	10.07	8.243	0.00%	661	41.91	93.83	64.69
675 - 699	>80%	70,192.40	11,862,515.76	4.17	8.758	0.00%	685	40.89	95.07	68.73
700 - 724	>80%	71,972.76	4,894,147.43	1.72	8.429	0.00%	712	40.81	93.96	68.64
725 - 749	>85%	49,804.62	1,494,138.55	0.53	8.647	0.00%	735	39.58	95.88	68.61
750 - 774	>85%	56,012.55	896,200.73	0.32	9.009	0.00%	758	41.88	99.2	59.26
775 - 799	>85%	63,613.75	318,068.74	0.11	7.991	0.00%	785	43.89	99.54	100
800 >=	>85%	11,109.98	22,219.96	0.01	9.399	0.00%	800	36.41	100	100
Grand Total:		109,814.33	235,771,367.61	82.94	7.979	0.00%	610	40.46	86.98	71.11

FICO	LTV	% PUD	% Owner Occ	% Full Documentation	% Lite Documentation	% Stated Documentation	% No Documentation	% Int Only
500 - 524	>65%	4.01	100	1.42	16.3	82.28	0.00%	0
525 - 549	>65%	11.62	100	18.66	20.54	60.8	0.00%	0
550 - 574	>65%	19.32	98.73	16.7	20.79	62.51	0.00%	3.43
575 - 599	>70%	28.98	100	55.83	16.64	27.53	0.00%	14.99
600 - 624	>70%	18.72	100	57.52	12.27	30.22	0.00%	22.49
625 - 649	>70%	25.93	100	51.62	5.48	42.9	0.00%	22.92
650 - 674	>80%	27.48	99.72	55.44	5.27	39.29	0.00%	15.26
675 - 699	>80%	19.67	98.79	46.21	2.26	51.53	0.00%	15.01
700 - 724	>80%	23.78	98.64	38.26	1.48	60.25	0.00%	13.58
725 - 749	>85%	25.75	88.96	49.06	0	50.94	0.00%	0
750 - 774	>85%	40.74	100	44.84	0	55.16	0.00%	0
775 - 799	>85%	0	100	100	0	0	0.00%	0
800 >=	>85%	0	100	100	0	0	0.00%	0
Grand Total:		21.73	99.62	43.37	11.85	44.78	0.00%	14.31

Table 2

		Wtd Avg	Total	Percent of	Wtd Avg		Wtd Avg	Wtd Avg	Wtd Avg
LTV	DTI	Current Balance	Current Balance	Current Balance	GWAC	% MI	FICO	DTI	LTV
<= 59	DTI > 50	183,162.17	1,098,972.99	0.39	7.222	0.00%	582	51.21	49.8
60 - 64	DTI > 50	140,409.66	702,048.32	0.25	8.289	0.00%	530	50.73	62.15
65 - 69	DTI > 50	103,986.17	311,958.52	0.11	9.756	0.00%	561	50.27	65.32
70 - 74	DTI > 50	114,235.44	571,177.21	0.2	7.934	0.00%	558	51.66	72.58
75 - 79	DTI > 50	174,224.31	696,897.24	0.25	6.49	0.00%	581	51.25	78.31
80 - 84	DTI > 50	157,178.56	4,086,642.53	1.44	7.144	0.00%	624	50.81	80.57
85 - 89	DTI > 50	198,732.83	2,782,259.55	0.98	6.989	0.00%	639	50.84	86.06
90 - 94	DTI > 50	164,774.06	6,426,188.52	2.26	7.313	0.00%	603	51.56	90.6
95 - 99	DTI > 50	184,047.25	4,049,039.49	1.42	7.383	0.00%	631	51.49	96.28
100 >=	DTI > 50	49,468.14	5,045,750.61	1.77	9.399	0.00%	642	52.02	100
Grand Total:		114,030.69	25,770,934.98	9.07	7.714	0.00%	617	51.38	87.7

LTV	DTI	% Single Family	% PUD	% Owner Occ	% Full Documentation	% Lite Documentation	% Stated Documentation	% No Documentation	% Int Only
<= 59	DTI > 50	85.11	9.99	100	4.9	13.97	81.14	0.00%	0
60 - 64	DTI > 50	93.95	6.05	100	0	21.03	78.97	0.00%	0
65 - 69	DTI > 50	55.89	0	100	0	13.62	86.38	0.00%	0
70 - 74	DTI > 50	90.82	9.18	100	0	17.9	82.1	0.00%	0
75 - 79	DTI > 50	80.99	0	100	27.38	5.01	67.61	0.00%	0
80 - 84	DTI > 50	46	54	100	32.3	10.85	56.85	0.00%	21.11
85 - 89	DTI > 50	73.21	22.39	100	18.46	38.95	42.59	0.00%	22.39
90 - 94	DTI > 50	25.71	63.41	100	97.59	1.62	0.79	0.00%	38.03
95 - 99	DTI > 50	78.42	21.58	100	100	0	0	0.00%	0
100 >=	DTI > 50	52.86	43.36	100	85.86	0	14.14	0.00%	0
Grand Total:		55.35	39.47	100	64.92	8.19	26.88	0.00%	15.25

Table 3

		Wtd Avg	Total	Percent of	Wtd Avg		Wtd Avg	Wtd Avg	Wtd Avg
DTI	FICO	Current Balance	Current Balance	Current Balance	GWAC	% MI	FICO	DTI	LTV
20 – 24	<525	66,762.18	200,286.54	0.07	9.926	0.00%	514	23.15	47.83
25 – 29	<550	126,842.83	3,171,070.80	1.12	8.613	0.00%	535	27.85	68.7
30 – 34	<575	126,961.44	10,029,953.97	3.53	8.653	0.00%	544	32.19	73.22
35 – 39	<600	142,233.26	20,339,355.88	7.15	8.152	0.00%	554	37.56	73.35
40 – 44	<625	142,064.70	37,647,144.48	13.24	7.701	0.00%	578	42.7	80.19
45 – 49	<650	123,886.70	50,421,885.53	17.74	7.78	0.00%	593	47.43	83.53
50 – 54	<675	117,168.99	22,847,953.93	8.04	7.702	0.00%	610	50.96	87.42
55 >=	<700	91,936.62	1,287,112.71	0.45	8.076	0.00%	621	57.86	96.75
Grand Total:		129,040.46	145,944,763.84	51.34	7.883	0.00%	582	43.97	80.89

DTI	FICO	% Single Family	% PUD	% Owner Occ	% Full Documentation	% Lite Documentation	% Stated Documentation	% No Documentation	% Int Only
20 – 24	<525	72.56	27.44	100	0	47.61	52.39	0.00%	0
25 – 29	<550	83.99	10.05	100	6.92	26.61	66.47	0.00%	0
30 – 34	<575	88.45	7.43	100	7.81	30.73	61.45	0.00%	0
35 – 39	<600	70.81	23.26	99.27	17.57	13.04	69.39	0.00%	3.84
40 – 44	<625	71.78	19.02	99.75	34.15	7.87	57.98	0.00%	16.67
45 – 49	<650	74.96	18.63	99.87	44.62	7.61	47.77	0.00%	16.42
50 – 54	<675	57.65	38.86	100	66.18	8.5	25.33	0.00%	13.1
55 >=	<700	54.51	34.32	100	100	0	0	0.00%	8.27
Grand Total:		71.79	21.74	99.79	38.6	10.56	50.83	0.00%	12.63

Table 4

	Wtd Avg	Total	Percent of	Wtd Avg		Wtd Avg	Wtd Avg	Wtd Avg
LITE & STATED DOC	Current Balance	Current Balance	Current Balance	GWAC	% MI	FICO	DTI	LTV	% Single Family
500 - 525	115,040.42	7,477,627.45	2.63	9.179	0.00%	514	37.52	65.46	91.94
525 - 550	147,631.25	28,197,567.99	9.92	8.404	0.00%	537	35.57	68.61	87.13
550 - 575	155,170.28	37,085,697.28	13.05	7.791	0.00%	563	37.61	72.17	76.91
575 - 600	186,357.98	14,722,280.48	5.18	7.585	0.00%	583	38.39	77.44	85.49
600 - 625	174,124.68	19,501,964.38	6.86	7.55	0.00%	613	38.79	85.62	77.35
625 - 650	133,456.80	24,022,224.05	8.45	7.436	0.00%	638	40.39	85.97	55.86
650 - 675	127,650.73	20,807,069.00	7.32	7.508	0.00%	661	41.62	86.66	59.24
675 - 700	119,369.16	14,682,406.08	5.16	7.586	0.00%	685	41.76	85.76	62.27
700 - 725	110,134.36	5,286,449.35	1.86	7.595	0.00%	710	41.5	86.03	69.88
725 - 750	123,882.11	2,973,170.65	1.05	7.026	0.00%	736	42.3	83.93	49.06
750 - 775	148,746.13	2,082,445.76	0.73	6.8	0.00%	760	40.59	84.4	91.08
Grand Total:	142,842.41	176,838,902.47	62.21	7.775	0.00%	605	38.9	78.7	73.27

LITE & STATED DOC	% PUD	% Owner Occ	% Full Doc	% Lite Documentation	% Stated Documentation	% No Documentation	% Int Only	%CA	%NY	%FL
500 - 525	3.63	97.8	0	19.62	80.38	0.00%	0	35.79	6.68	1.45
525 - 550	8.4	99.44	0	22.82	77.18	0.00%	0	26.88	6.88	9.37
550 - 575	14.45	98.54	0	23.25	76.75	0.00%	2.7	26.07	4.57	12.11
575 - 600	8.44	100	0	31.72	68.28	0.00%	13.32	29.24	8.67	11.58
600 - 625	17.34	100	0	28.88	71.12	0.00%	21.5	36.06	3.04	8.47
625 - 650	37	100	0	11.33	88.67	0.00%	25.46	30.78	1.85	12.73
650 - 675	33.64	99.62	0	7.25	92.75	0.00%	35.51	34.23	3.64	6.31
675 - 700	30.79	99.02	0	1.82	98.18	0.00%	42.55	38.52	1.53	11.25
700 - 725	25.99	98.74	0	1.37	98.63	0.00%	30.47	45.27	0	6.17
725 - 750	43.8	94.45	0	0	100	0.00%	52.48	53.27	0	0
750 - 775	8.92	100	0	0	100	0.00%	70.51	85.82	0	0
Grand Total:	20.3	99.25	0	17.75	82.25	0.00%	17.84	32.35	4.2	9.58

Table 5

	Wtd Avg	Total	Percent of	Wtd Avg		Wtd Avg	Wtd Avg	Wtd Avg
Interest Only	Current Balance	Current Balance	Current Balance	GWAC	% MI	FICO	DTI	LTV	% Single Family	% PUD
550 - 574	200,516.40	1,403,614.77	0.49	6.664	0.00%	566	39.53	74.63	72.02	17.62
575 - 599	192,200.65	4,420,614.86	1.56	7.333	0.00%	586	44.25	82.39	33.82	56.4
600 - 624	210,659.52	10,322,316.47	3.63	6.75	0.00%	613	40.99	83.68	62.02	28.59
625 - 649	206,864.39	11,377,541.37	4	6.499	0.00%	635	43.01	82.4	50.47	34.49
650 - 674	241,566.53	11,595,193.26	4.08	6.517	0.00%	661	43.51	83.06	39.58	45.4
675 - 699	230,456.50	7,605,064.39	2.68	6.454	0.00%	686	42.82	81.89	56.33	32.95
700 - 724	291,249.97	2,329,999.75	0.82	6.269	0.00%	711	44.15	81.8	60.24	32.35
725 - 749	235,990.35	1,651,932.43	0.58	6.206	0.00%	736	42.12	80	36.83	57.62
750 - 774	367,103.00	1,468,412.00	0.52	5.933	0.00%	760	39.77	80	100	0
Grand Total:	222,968.76	52,174,689.30	18.35	6.586	0.00%	648	42.64	82.35	51.76	36.59

Interest Only	% Owner Occ	% Full Doc	% Lite Documentation	% Stated Documentation	% No Documentation	% Int Only	%CA	%NY	%FL
550 - 574	100	28.69	6	65.31	0.00%	100.00%	8.19	0	0
575 - 599	100	55.65	0	44.35	0.00%	100.00%	25.04	0	0
600 - 624	100	59.38	9.98	30.64	0.00%	100.00%	49.47	0	6.75
625 - 649	100	46.25	0	53.75	0.00%	100.00%	50.9	0	3.8
650 - 674	100	36.28	0	63.72	0.00%	100.00%	44.99	0	10.66
675 - 699	100	17.85	0	82.15	0.00%	100.00%	45.1	0	2.63
700 - 724	100	30.86	0	69.14	0.00%	100.00%	74.13	0	0
725 - 749	100	5.54	0	94.46	0.00%	100.00%	69.72	0	5.54
750 - 774	100	0	0	100	0.00%	100.00%	100	0	0
Grand Total:	100	39.54	2.14	58.33	0.00%	100.00%	48.14	0	5.09

Manufactured Housing	Wtd Avg	Total
	Current	Current	Percent of	Wtg Avg			Wtd Avg	Wtd Avg
	Balance	Balance	Current Balance	GWAC	%MI	WA FICO	DTI	LTV	% SFD	%PUD
FICO 500 - 524	161,022.86	161,022.86	0.06	8.99	0.00%	513	38.95	65	0	0
FICO 525 - 549	55,974.14	55,974.14	0.02	9.8	0.00%	541	45.12	80	0	0
FICO 550 - 574	131,555.08	263,110.15	0.09	9.136	0.00%	556	44.43	78.42	0	0
FICO 600 - 624	128,743.95	257,487.89	0.09	7.213	0.00%	621	32.16	71.65	0	0
FICO 725 - 749	82,447.82	82,447.82	0.03	8.29	0.00%	738	16.82	75	0	0
Total:	117,148.98	820,042.86	0.29	8.464	0.00%	585	36.77	73.42	0	0

Manufactured Housing
	% Owner
	Occupied	% Full Doc	% Limited Doc	% Stated Doc	% No Documentation	% IO	%CA	%NY	%FL
FICO 500 - 524	100	0	0	100	0.00%	0	100	0	0
FICO 525 - 549	100	100	0	0	0.00%	0	0	0	0
FICO 550 - 574	100	100	0	0	0.00%	0	0	0	0
FICO 600 - 624	100	100	0	0	0.00%	0	0	0	0
FICO 725 - 749	100	100	0	0	0.00%	0	0	0	0
Total:	100	80.36	0	19.64	0.00%	0	19.64	0	0

Disclaimer:

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented. This memorandum is for informative purposes only. Under no circumstances is it to be used or considered as an offer to sell, or a solicitation of an offer to buy, any security. Additional information is available upon request. Results based on hypothetical projections or past performance have certain inherent limitations. There is no certainty that the parameters and assumptions used can be duplicated with actual trades. Any results shown do not reflect the impact of commissions and/or fees, unless stated. Financial futures and options are not appropriate for all investors. Their relative merits should be carefully weighed. Where information has been obtained from outside sources, it is believed to be reliable but is not represented to be accurate or complete. This document may not be reproduced in whole or in part or otherwise made available without our written consent. This firm may from time to time perform investment banking for, or solicit investment banking or other business from, any company mentioned. We or our employees may from time to time have a long or short position in any contract or security discussed.